UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Black Creek Diversified Property Fund Inc.

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BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

April 16, 2018

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Black Creek Diversified Property Fund Inc., a Maryland corporation (formerly Dividend Capital Diversified Property Fund Inc.), to be held at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, on June 29, 2018 at 1:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 18, 2018, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2017 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided.

Sincerely,

Richard D. Kincaid
Chairman of the Board of Directors

For the Board of Directors of Black Creek
Diversified Property Fund Inc.

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2018

To the Stockholders of Black Creek Diversified Property Fund Inc.:

The annual meeting of stockholders of Black Creek Diversified Property Fund Inc., a Maryland corporation (formerly Dividend Capital Diversified Property Fund Inc.) (the “Company”), will be held at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, on June 29, 2018 at 1:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i) a proposal to elect five directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(iii)any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 6, 2018 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 18, 2018, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2017 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2017, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding the proxy materials and the proposals to be considered by stockholders at the Annual Meeting, you can call 1-855-737-3182.

By Order of the Board of Directors,

Joshua J. Widoff
Managing Director
General Counsel and Secretary

April 16, 2018

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.
518 Seventeenth Street, 17th Floor, Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2018

This proxy statement (the “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Black Creek Diversified Property Fund Inc., a Maryland corporation (formerly Dividend Capital Diversified Property Fund Inc.), for use at the annual meeting of stockholders to be held on June 29, 2018, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Black Creek Diversified Property Fund Inc.

The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. This Proxy Statement, the attached proxy card, our Annual Report for the year ended December 31, 2017 (the “2017 Annual Report”), and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the notice of internet availability of proxy materials (the “Internet Availability Notice”), as applicable, will be mailed to holders of our common stock, par value $0.01 per share, on or about April 18, 2018. When we refer to our common stock in this Proxy Statement, we are referring to all classes of our common stock unless the context otherwise requires.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.

Your vote is very important. For this reason, the Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the persons named on the proxy card. To ensure that your shares are voted at the Annual Meeting, authorize your proxy by telephone, through the Internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record as of April 6, 2018, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.

For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder’s shares will not be voted on those matters. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum.

Date, Time, and Place for the Annual Meeting

The Annual Meeting will be held on June 29, 2018 at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, at 1:00 p.m. Mountain Daylight Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 6, 2018 will be asked to consider and vote upon:

(i) a proposal to elect five directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(iii)any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 29, 2018. This Proxy Statement, the proxy card, and our 2017 Annual Report are available online at www.proxyvote.com.

i

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on June 29, 2018 at the Grand Hyatt Hotel, 1750 Welton Street, Denver, Colorado 80202 at 1:00 p.m. Mountain Daylight Time.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has fixed the close of business on April 6, 2018 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 6, 2018 are entitled to vote at the Annual Meeting.

How many shares of common stock are outstanding?

As of the close of business on April 6, 2018, there were approximately 127,365,223 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you held as of the record date.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

•elect five directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?

The Board of Directors recommends a vote:

•FOR the election of the nominees to our Board of Directors; and

•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

What is the quorum requirement for the Annual Meeting?

A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

What vote is required to approve each proposal?

Provided that a quorum is present, (i) the election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting, and (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. There is no cumulative voting in the election of directors.

Withheld votes and broker “non-votes”, if any, will have the effect of votes against the election of the nominees to our Board of Directors. Abstentions and broker “non-votes”, if any, will have no effect on the result of the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 or any other matter for which the required vote is a majority of the votes cast.

How can I vote?

You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following four options for submitting your vote by proxy:

1.if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

2.via the Internet at www.proxyvote.com, as provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement;

3.by (i) touch-tone telephone at the toll-free number provided in the proxy card and the Internet Availability Notice, or (ii) with a live agent by telephone at 1-855-737-3182 between 9:00 a.m. and 9:00 p.m. EST, as provided in this Proxy Statement.

For those stockholders with Internet access, we encourage you to vote via the Internet, since this method of voting is quick, convenient, and cost-efficient. When you vote via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

•FOR the election of the nominees to our Board of Directors;

•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?

If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

•send written notice of revocation, prior to the Annual Meeting, to our Managing Director, General Counsel and Secretary, Mr. Joshua J. Widoff, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

•properly sign, date, and mail a new proxy card to our Secretary;

•dial the toll-free number provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again;

•log onto the Internet site provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again; or

•attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy.

Who is soliciting my proxy, and who pays the cost of this proxy solicitation?

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the material.

The Company has engaged Broadridge Investor Communications Solutions, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $160,000 and $225,000.

Where can I find the voting results after the Annual Meeting?

American Election Services LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “Commission”) within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services LLC, to examine these documents.

Where can I find the Company’s Annual Report on Form 10-K?

A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2017, as filed with the Commission on March 7, 2018, will be included in the 2017 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Black Creek Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2017 on our website at www.blackcreekdiversified.com.

BOARD OF DIRECTORS

Our Board of Directors consists of five directors, three of whom are independent directors, as determined by our Board of Directors. Our charter and bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15. The foregoing is the exclusive means of fixing the number of directors.

Our Board of Directors has determined that Messrs. Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with any of those entities).

Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with our Sponsor (as defined in our charter) or the Company’s advisor, Black Creek Diversified Property Advisors LLC (the “Advisor”), within the previous two years by virtue of:

•ownership interests in our Sponsor, our Advisor, or any of their affiliates;

•employment by our Sponsor, our Advisor, or any of their affiliates;

•service as an officer or director of our Sponsor, our Advisor, or any of their affiliates;

•performance of services, other than as a director for us;

•service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or

•maintenance of a material business or professional relationship with our Sponsor, our Advisor, or any of their affiliates.

We refer to our directors who are not independent as our “interested directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has recommended that Messrs. Richard D. Kincaid, John A. Blumberg, Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2019 and until their respective successors are duly elected and qualified.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.

Set forth below is certain information about our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes, and/or skills that led the Board of Directors to determine that the person should serve as our director. All of our directors have terms expiring on the date of the Annual Meeting and are being nominated for re-election to serve until the 2019 annual meeting of stockholders or until his or her successor is elected and qualified. For information regarding each director’s beneficial ownership of shares of our common stock, see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

Richard D. Kincaid Chairman of the Board of Directors Age: 56 Director since 2012 Member of Audit Committee Member of Investment Committee

Richard D. Kincaid has served as our Chairman of the Board of Directors since September 2012. Prior to joining our Board of Directors, Mr. Kincaid was a Trustee and the President of Equity Office Properties Trust from November 2002, and the Chief Executive Officer from April 2003, until Equity Office Properties Trust was acquired by the Blackstone Group in February 2007. From March 1997 until November 2002, Mr. Kincaid was Executive Vice President of Equity Office Properties Trust and was Chief Operating Officer from September 2001 until November 2002. He also was Chief Financial Officer of Equity Office Properties Trust from March 1997 until August 2002, and Senior Vice President from October 1996 until March 1997.

Prior to joining Equity Office Properties Trust in 1995, Mr. Kincaid was Senior Vice President of Finance for Equity Group Investments, Inc., where he oversaw debt financing activities for the public and private owners of real estate controlled by Mr. Samuel Zell. During his tenure at Equity Group Investments and Equity Office Properties Trust, Mr. Kincaid supervised more than $11 billion in financing transactions, including property level loans encumbering office buildings, apartments, and retail properties, as well as unsecured debt, convertible debt securities, and preferred stock. Prior to joining Equity Group Investments in 1990, Mr. Kincaid held positions with Barclays Bank PLC and The First National Bank of Chicago. Richard Kincaid is currently the President and Founder of the BeCause Foundation. The BeCause Foundation is a nonprofit corporation that heightens awareness about a number of complex social problems and promotes change through the power of film. Mr. Kincaid is also an active private investor in early stage companies. Mr. Kincaid is Chairman of the board of directors of Rayonier Inc. (NYSE: RYN), an international REIT that specializes in timber and specialty fibers. He also served on the board of directors Vail Resorts (NYSE: MTN), a mountain resort operator, from July 2006 until April 2015, and Strategic Hotels and Resorts (NYSE: BEE), an owner of upscale and luxury hotels in North America and Europe, from January 2009 until December 2015. Mr. Kincaid received his Master’s Degree in Business Administration from the University of Texas, and his Bachelor’s Degree from Wichita State University.

We believe that Mr. Kincaid’s qualifications to serve on our Board of Directors include his significant leadership experience as a Trustee, the President and the Chief Executive Officer of Equity Office Properties Trust and his director positions with other public companies. He also has demonstrated strategic insight with respect to large, growing real estate companies, as he developed the financial, technology and integration strategies for Equity Office Properties Trust during its tremendous growth, which included nearly $17 billion in acquisitions. We believe that his leadership and experience are valuable additions to our board in connection with our ongoing offering and perpetual-life REIT.

John A. Blumberg Director Age: 58 Director since 2006 Chairman of Investment Committee

John A. Blumberg has served as a director of our Board of Directors since January 2006 and also as Chairman of the Board of Directors from January 2006 to September 2012. Mr. Blumberg has also been a manager of our Advisor since April 2005. From October 2009 to March 2010, Mr. Blumberg served as the Chairman of the Board of Directors of Industrial Income Trust Inc. (“IIT”), a Denver, Colorado-based REIT focusing on industrial real estate which was sold in November 2015. He is also a manager of Industrial Income Advisors LLC, the former advisor to IIT. Mr. Blumberg is also a manager of Industrial Property Advisors LLC, the advisor to Industrial Property Trust Inc. (“IPT”), a Denver, Colorado-based REIT and BCI IV Advisors LLC, the advisor to Black Creek Industrial REIT IV Inc. (“BCI IV”), a Denver, Colorado-based REIT.

Mr. Blumberg is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver-based real estate investment firm which he co-founded in 1993. In 2014, Mr. Blumberg joined the Board of Directors for Rayonier Inc. Since 2006, Mr. Blumberg has also been chairman of Mexico Retail Properties, a fully integrated retail real estate company that acquires, develops and manages retail properties throughout Mexico. Mr. Blumberg has been active in real estate acquisition, development and redevelopment activities since 1993 and, as of December 31, 2017, with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real properties having combined value of approximately $17.9 billion. Prior to co-founding Black Creek Group LLC, Mr. Blumberg was President of JJM Investments, which owned over 100 shopping center properties in Texas. During the 12 years prior to joining JJM Investments, Mr. Blumberg served in various positions with Manufacturer’s Hanover Real Estate, Inc., Chemical Bank and Chemical Real Estate, Inc., most recently as President of Chemical Real Estate, Inc. Mr. Blumberg holds a Bachelor’s Degree from the University of North Carolina at Chapel Hill.

We believe that Mr. Blumberg’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including his over 25 years of experience with Black Creek Group LLC as a co-founder of the company, his position as a principal of Dividend Capital Group LLC, his leadership experience as an executive officer of, and an advisor to, non-traded REITs and other real estate investment companies, and his experience in real estate investment banking.

Charles B. Duke Director Age: 60 Director since 2006 Chairman of Audit Committee Member of Investment Committee

Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the board of IPT since March 2013 and on the board of BCI IV since February 2016. Mr. Duke also served as an independent director on the board of directors of IIT from December 2009 until November 2015. Mr. Duke is currently founder and Chief Executive Officer of To-Table Inc. (“To-Table”), a retailer of specialty gourmet foods. Prior to founding To-Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers: Mr. Duke served as Executive Vice President of IJR, Inc. in Phoenix, Arizona, from October 2012 to July 2014, and as the founder, President and Chief Executive Officer of Legacy Imaging, Inc. from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of FINRA based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment-banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

We believe that Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Daniel J. Sullivan Director Age: 53 Director since 2006 Member of Audit Committee Member of Investment Committee Member of Conflicts Resolution Committee

Daniel J. Sullivan has served as an independent director of our Board of Directors since January 2006. Since 2003, Mr. Sullivan has been a private consultant and an author. From 2003 to 2013, Mr. Sullivan was also the assistant editor of Humanitas, an academic journal published by the National Humanities Institute. Prior to that, from 1998 to 2002, he was Director of Business Development at Jordan Industries Inc. Mr. Sullivan has nineteen years of international business, consulting, and private equity investment experience, including over four years, from 1987 through 1991, in the real estate industry as an appraiser, property analyst, and investment banker with Manufacturers Hanover Real Estate Investment Banking Group in New York. During that time, Mr. Sullivan participated in the structuring and private placement of over $1 billion in long term, fixed-rate, and multi-property mortgage financings for the bank’s corporate clients. Mr. Sullivan holds a Master of Arts Degree in Political Theory from The Catholic University of America in Washington, D.C. and a Bachelor of Arts Degree in History from Boston College in Chestnut Hill, Massachusetts.

We believe that Mr. Sullivan’s diverse background in education, journalism, international business, consulting, and private equity investment adds a unique perspective to our Board of Directors in fulfilling its duties. His qualifications to serve on our board are also demonstrated by his experience in international business, finance, and real estate investments.

John P. Woodberry Director Age: 55 Director since 2006 Member of Conflicts Resolution Committee Member of Investment Committee

John P. Woodberry has served as an independent director of our Board of Directors since January 2006. Mr. Woodberry has been active in finance and investing since 1991. From 2012 to present, Mr. Woodberry has served as Portfolio Manager for Woodberry Holdings, LLC, a family office with investments in venture capital, hedge funds, private companies, and public equities. From 2016 to present, Mr. Woodberry has served as the Chairman of the Board and Chief Financial Officer of American Marksman, LLC, an early stage recycling and munitions company. From 2014 to present, Mr. Woodberry has served as the Chairman of the Board for AgPixel, LLC, an agriculture services company. From 2007 to 2012, Mr. Woodberry worked at Passport Capital, LLC where he served as a Senior Managing Director and Portfolio Manager for Capital Markets and India. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research Analyst at Cobalt Capital, LLC, a New York City-based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City-based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has a Master’s Degree in Business Administration from Harvard Business School and a Bachelor of Arts Degree from Stanford University.

We believe that Mr. Woodberry’s qualifications to serve on our Board of Directors include his depth of experience in finance, capital markets, and investment management. His managerial roles at various hedge funds, including his experience as President and Portfolio Manager of Independence Capital Asset Partners, LLC, provide him with leadership experience that we believe is valuable to our Board of Directors in fulfilling its duties.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Dwight L. Merriman III, as our Chief Executive Officer, is responsible for the execution of our business strategy and day-to-day operations. One of our interested directors, Mr. Kincaid, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our operational and investment objectives, and oversight of our management team. We believe that Mr. Kincaid’s experience and background make him highly qualified to lead our Board of Directors in the fulfillment of its duties.

As an interested director, Mr. Kincaid may not participate as a director in determining the compensation of our Advisor, the renewal of the advisory agreement, or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.

Oversight of Risk Management

Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.

We, through our Advisor, maintain internal audit, compliance and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Conflicts Resolution Committee consists entirely of independent directors, and our Audit Committee consists of a majority of independent directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of our Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics specifically for the unique and critical roles of our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.blackcreekdiversified.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics and Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.

Our Internet address is www.blackcreekdiversified.com. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings

During the year ended December 31, 2017, our Board of Directors held 12 meetings. No director attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Investment Committee, and the Conflicts Resolution Committee. During 2017, the Audit Committee met four times, and the Investment Committee did not meet since all investment decisions were made by the Board of Directors in 2017. The Conflicts Resolution Committee met one time in 2017. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2017, none of our directors attended the Annual Meeting in person.

Our Board of Directors also adopted a delegation of authority policy on December 5, 2013, as amended and restated as of December 11, 2017; and, pursuant to such policy, has established a Management Committee and delegated the authority for certain actions to the Management Committee. The Management Committee is not a committee of our Board of Directors.

Audit Committee. The members of our Audit Committee are Messrs. Duke, Kincaid and Sullivan. Messrs. Duke and Sullivan are each an independent director and Mr. Kincaid is an interested director. Our Audit Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at www.blackcreekdiversified.com. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.

Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to stockholders and others, reviewing our system of internal controls, which management has established, overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and overseeing certain areas of risk management.

Investment Committee. The members of our Investment Committee are Messrs. Blumberg, Kincaid, Duke, Sullivan, and Woodberry. Messrs. Duke, Sullivan, and Woodberry are each an independent director, and Messrs. Kincaid and Blumberg are each an interested director. Our Board of Directors has delegated to the Investment Committee (a) certain responsibilities with respect to specific real property and real estate-related debt and securities investments proposed by the Advisor and its product specialists and (b) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board.

Our Board of Directors has delegated to our Investment Committee the authority to approve any real property acquisitions and developments (including real property portfolio acquisitions and developments), for a purchase price or total project cost of up to $25,000,000. Our Board of Directors, including a majority of our independent directors, must approve all real property acquisitions and developments, including real property portfolio acquisitions and developments, for a purchase price or total project cost greater than $25,000,000, including the financing of such acquisitions and developments. During the year ended December 31, 2017 all real property acquisitions were approved by our Board of Directors.

Conflicts Resolution Committee. The members of our Conflicts Resolution Committee are Messrs. Sullivan and Woodberry, each of whom is an independent director. Our Board of Directors has delegated to our Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between us and entities sponsored or advised by affiliates of the Sponsor, including conflicts that may arise as a result of the investment allocation methodology that our Advisor utilizes for allocating investment opportunities that are suitable for us and are also suitable for other investment vehicles advised by affiliates of our Sponsor.

Compensation Committee. We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plans. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plans. A Compensation Committee, if formed, will consist entirely of our independent directors. We do not have a charter that governs the process of setting compensation. For information regarding the determination of compensation to our Advisor and its affiliates, see the “Compensation to our Advisor and its Affiliates” section included in this Proxy Statement.

Nominating Committee. We do not have a standing Nominating Committee. Our Board of Directors has determined that it is appropriate for us not to have a Nominating Committee because all of the matters for which a Nominating Committee would be responsible are presently considered by our entire Board of Directors. We do not have a charter that governs the director nomination process.

Each member of our Board of Directors participates in the consideration of director nominees although our independent directors nominate replacements for vacancies among the independent directors’ positions. The process followed by our Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of our Board of Directors. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Board of Directors considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors does not have a policy with regard to the consideration of diversity in identifying director candidates, but our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Management Committee. The members of our Management Committee are Chairman of the Board; Managing Director, Chief Executive Officer; Managing Director, Chief Financial Officer; Managing Director, General Counsel; Managing Director, President; Managing Director, Retail; Managing Director, Office; Managing Director, Head of Asset Management, Office and Industrial; Managing Director, Head of Due Diligence; Managing Director, Head of Debt Capital Markets; Managing Director, Chief Administrative and Compliance Officer; and managers of the Advisor.

With respect to real property investments, the Board of Directors has delegated to the Management Committee the authority to approve all real property dispositions, including real property portfolio dispositions, for a sales price of up to $25,000,000, provided that the total dispositions approved by the Management Committee in any quarter may not exceed $50,000,000. The Board of Directors, including a majority of the independent directors, must approve all real property dispositions, including real property portfolio dispositions, (i) for a sales price greater than $25,000,000, and (ii) once the total dispositions approved by the Management Committee in any quarter equals $50,000,000, for any sales price through the end of such quarter.

With respect to the lease of real property, the Board of Directors has delegated (i) (a) to our Managing Director, Chief Executive Officer the authority to approve any lease of real property, (b) to our Managing Director, Retail the authority to approve any lease with retail tenants and (c) to our Managing Director, Head of Asset Management the authority to approve any lease with office or industrial tenants, on such terms as they deem necessary, advisable, or appropriate, for total base rent not to exceed $20,000,000 over the base term of the lease, and (ii) to the Management Committee the authority to approve the lease of real property, on such terms as the Management Committee deems necessary, advisable, or appropriate, for total base rent not to exceed $50,000,000 over the base term of the lease.

With respect to capital expenditures (excluding capital expenditures approved by the Board of Directors in the ordinary course of budget approvals), (i) (a) our Managing Director, Retail with respect to our retail properties and (b) our Managing Director, Head of Asset Management with respect to our office and industrial properties, is authorized to approve any capital expenditure of up to $3,000,000 over the line item approved by the Board of Directors in the budget for the specified property, and (ii) the Management Committee is authorized to approve any capital expenditure of up to $7,000,000 over the line item approved by the Board of Directors in the budget for the specified property.

With respect to borrowing and refinancing decisions, the Board of Directors has authorized (i) the Managing Director, Chief Financial Officer to review and approve any proposed new borrowing or refinancing (secured or unsecured) for an amount of up to $30,000,000, (ii) the Management Committee to review and approve any proposed new borrowing (secured or unsecured) for an amount of up to $100,000,000, provided that the total new borrowings approved by the Management Committee in any quarter may not exceed $100,000,000, and (iii) the Management Committee to review and approve any proposed new refinancing (secured or unsecured) for an amount of up to $100,000,000, provided that the total new refinancings approved by the Management Committee in any quarter may not exceed $100,000,000.

Stockholder and Interested Party Communications with Directors

We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:

The Board of Directors of Black Creek Diversified Property Fund Inc.
c/o Mr. Joshua J. Widoff, Managing Director, General Counsel and Secretary
518 Seventeenth Street, 17th Floor
Denver, Colorado 80202

All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS

The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table. All officers serve at the discretion of our Board of Directors.

Name	Age	Position
Dwight L. Merriman III	57	Managing Director Chief Executive Officer
Rajat Dhanda	50	Managing Director President
Gregory M. Moran	45	Managing Director Retail and Chief Investment Officer
M. Kirk Scott	39	Managing Director Chief Financial Officer and Treasurer
Lainie P. Minnick	45	Managing Director Chief Financial Officer and Treasurer-Elect
Joshua J. Widoff	47	Managing Director General Counsel and Secretary
Scott Recknor	50	Managing Director Head of Asset Management
Gary Reiff	58	Managing Director Chief Administrative and Compliance Officer

Dwight L. Merriman III has served as our Managing Director and Chief Executive Officer since April 2017. Mr. Merriman also currently serves as Head of Real Estate for Black Creek Group responsible for the oversight of the investment process for industrial, office, retail and multi-family investments. Mr. Merriman has served as Managing Director since April 2017 and as the Chief Executive Officer, a member of the board of directors of IPT, and member of the board of managers of Industrial Property Advisors LLC, the advisor to IPT, since January 2013; a member of the board of managers of Industrial Income Advisors LLC, the former advisor to IIT since March 2010; Managing Director of BCI IV since April 2017; and Chief Executive Officer, a member of the board of directors of BCI IV, and as a member of the board of managers of BCI IV Advisors LLC, the advisor to BCI IV, since November 2014. Mr. Merriman also served as a member of the board of directors and as the Chief Executive Officer of IIT, from February 2011 until November 2015, and has served as a member of the board of managers of Industrial Income Advisors LLC since March 2010. Mr. Merriman also has served as the Chief Executive Officer and as a member of the board of trustees of DC Industrial Liquidating Trust (“DC Liquidating Trust”) from November 2015 to December 2017.

Mr. Merriman has over 30 years of real estate investment and development experience. Mr. Merriman served from September 2007 through March 2010 as a Managing Director and the Chief Investment Officer of Stockbridge Capital Group LLC (“Stockbridge”), a real estate investment management company based in San Francisco, California, which had more than $3 billion in real estate under management. While with Stockbridge, Mr. Merriman served as a member of its investment and management committees, and was responsible for coordinating the investment activities of the company. From May 2000 to September 2007, Mr. Merriman was a Managing Director of RREEF Funds (“RREEF”) a real estate investment management company, in charge of RREEF’s development and value-added investment opportunities in North America. While at RREEF, he served on the investment committee and was involved in approving approximately $5 billion in commercial real estate transactions, and he started CalSmart, a $1.2 billion value-added real estate investment fund with the California Public Employees’ Retirement System. Prior to joining RREEF in 2000, Mr. Merriman served for approximately five years as a Managing Director at CarrAmerica Realty Corporation, where he was responsible for the company’s acquisition, development and operations activities in Southern California and Utah. Prior to that, he spent 11 years with the Los Angeles development firm of Overton, Moore & Associates, where he was responsible for developing industrial and office property throughout Southern California. Mr. Merriman received a B.S. in Business Administration from the University of Southern California and an M.B.A. from the Anderson School at the University of California at Los Angeles. Mr. Merriman is a member of the Urban Land Institute.

Raj Dhanda has served as our Managing Director and President since April 2017. Mr. Dhanda is also a member of the Advisor’s Investment Committee. He currently serves as President of Black Creek Group, U.S., responsible for the oversight of distribution, marketing, product development, operations and legal functions. Mr. Dhanda has also served as the Managing Director and President of BCI IV since May 2017. Prior to joining Black Creek Group, Mr. Dhanda spent 26 years at Morgan Stanley, leading key divisions of their institutional and Wealth Management platforms, while also serving on the firm’s Management and Risk Committee for his last eight years. Most recently, he was head of Investment Products and Services in Wealth Management, responsible for all of the products distributed by Morgan Stanley’s financial advisors. In this capacity, he worked closely with the firm’s financial advisors and third party asset managers to design and distribute products offering a breadth of investment solutions. In addition, as a member of the division’s Executive and Operating Committees, Mr. Dhanda worked to develop strategies for the changing regulatory environment and the opportunities that technology and data offer today in the wealth management channels. Mr. Dhanda holds a BA in both Business Economics as well as Organizational Behavior & Management from Brown University.

Gregory M. Moran has served as our Chief Investment Officer since September 2017, our Managing Director, Retail since April 2017 and previously served as Executive Vice President from July 2013 to April 2017. Mr. Moran also has served as a Vice President of Investments of Dividend Capital Group LLC and Black Creek Diversified Property Advisors Group LLC (f/k/a Dividend Capital Total Advisors Group LLC) since August 2005. Mr. Moran has been an active participant in the institutional real estate community since 1998. From December 2001 through July 2005, Mr. Moran was a Portfolio Manager in the Real Estate Investment Group for the Public Employees’ Retirement Association of Colorado where he was directly involved in the ongoing management of a global real estate investment portfolio with over $2 billion of invested equity. Mr. Moran was responsible for sourcing and underwriting new investment opportunities, ongoing asset management of existing portfolio investments and relationship management for over a dozen joint venture partners and advisors of the fund. From September 1998 through December 2001, Mr. Moran worked in the Capital Markets Group at Sonnenblick Goldman Company, most recently as a Vice President. During this time, Mr. Moran was responsible for raising and structuring debt and equity investments in commercial real estate projects on behalf of public and private real estate investment companies. Mr. Moran received his Bachelor’s Degree in Business Administration and Master’s Degree in Professional Accounting from the University of Texas at Austin — McCombs School of Business. He is also a FA Charterholder, and a member of the CFA Institute, Urban Land Institute and Pension Real Estate Association.

M. Kirk Scott has served as our Managing Director since April 2017, our Chief Financial Officer and Treasurer since April 2009 and currently serves as the Chairman of the NAV Committee. Mr. Scott’s duties will cease effective April 30, 2018. Mr. Scott served as our Vice President and Controller from April 2008 to September 2011. Since joining us in April 2008, Mr. Scott has overseen and developed investor and lender relations, NAV policies and procedures, finance, financial reporting, accounting, budgeting, forecasting, internal audit, securities and tax compliance and other related areas of responsibilities. Prior to joining us in 2008, Mr. Scott was Controller of Denver-based NexCore Group, a fully-integrated real estate development and operating company primarily focused within the medical office sector that, at the time, had developed or acquired over 4.7 million square feet of facilities. Within his capacity as Controller, Mr. Scott directed and oversaw the accounting, financial reporting and compliance, budgeting, forecasting and investor relation functions for the NexCore Group. From 2002 until 2006, Mr. Scott was Assistant Controller at Dividend Capital Group LLC and DCT Industrial Trust Inc. (NYSE: DCT) during that company’s growth from inception to more than $2 billion in assets under management where he was responsible for establishing the organization’s accounting and financial reporting function including compliance with the rules and regulations of the Commission, FINRA, the Internal Revenue Service and various state blue sky laws. Prior thereto, Mr. Scott was an auditor with KPMG focused on various real estate assignments. Mr. Scott holds a Bachelor’s Degree in Accounting, cum laude, from the University of Wyoming.

Lainie P. Minnick, will serve as our Managing Director, Chief Financial Officer and Treasurer, effective as of April 30, 2018. In such capacity, Ms. Minnick will oversee debt capital markets initiatives, financial reporting and forecasting, treasury management, the application of our NAV policies and procedures, accounting, tax compliance and other related areas of responsibilities. Ms. Minnick has also served as Managing Director, Head of Debt Capital Markets for DPF, BCI IV and IPT since April 2017. Ms. Minnick previously served as our Senior Vice President of Finance from March 2010 to April 2017; as Senior Vice President of Finance for BCI IV from February 2016 to April 2017; as Treasurer for BCI IV since February 2016; as Senior Vice President of Finance for IPT from March 2013 to April 2017; and as Treasurer for IPT since March 2014. Ms. Minnick also served as Senior Vice President of Finance for Industrial Income Trust Inc. from August 2010 to November 2015, and as Treasurer from March 2014 to November 2015, when the entity was sold. Since joining Black Creek in February 2007, Ms. Minnick has overseen the execution of approximately $10.0 billion of financings and associated interest rate hedging strategies for Black Creek affiliates, collectively. Prior to joining Black Creek in 2007, Ms. Minnick was a Project Executive for Urban Villages, Inc., a Denver-based real estate development firm. From 1999 through 2004, Ms. Minnick worked for Goldman Sachs, most recently as a Vice President working exclusively with the Whitehall Funds, a series of global real estate opportunity funds. Based in both New York and London, Ms. Minnick was responsible for executing real estate related financing transactions throughout the U.S. and Europe. Prior to joining Goldman Sachs, Ms. Minnick worked for the Archon Group, a subsidiary of Goldman Sachs, where she was responsible for real estate related portfolio management and loan asset management efforts. Ms. Minnick holds a Bachelor’s Degree in Business Administration from Southern Methodist University and a Master’s Degree in Business Administration from the Wharton School at the University of Pennsylvania.

Joshua J. Widoff has served as our Managing Director since April 2017 and as General Counsel and Secretary since October 2010. Mr. Widoff served as our Executive Vice President from October 2010 to April 2017 and served as Senior Vice President, Secretary and General Counsel from September 2007 to October 2010. Mr. Widoff has served as Managing Director of IPT since April 2017 and as General Counsel and Secretary of IPT since September 2012, and he previously served as an Executive Vice President of IPT from September 2012 to April 2017. Mr. Widoff has served as Managing Director of BCI IV since April 2017 and Executive Vice President, General Counsel and Secretary of BCI IV since November 2014. Mr. Widoff has served as Executive Vice President, General

Counsel and Secretary of DC Liquidating Trust from November 2015 to December 2017. Mr. Widoff also served as the Senior Vice President, General Counsel and Secretary from May 2009 until December 2013, and as the Executive Vice President, General Counsel and Secretary of IIT from December 2013 until the sale of IIT in November 2015. He has also served as a Managing Director of Black Creek Group LLC, a Denver-based private equity real estate firm, since September 2007, and as Executive Vice President of Dividend Capital Group LLC since October 2010. Prior to joining us in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff currently serves as a Vice-Chair and Commissioner for the Denver Urban Renewal Authority. Mr. Widoff received his Bachelor’s Degree from Trinity University in Texas and his Juris Doctor Degree from the University of Colorado School of Law.

Scott W. Recknor has served as our Managing Director—Head of Asset Management Office and Industrial since September 2017. Mr. Recknor also serves as Managing Director—Head of Asset Management of BCI IV and Managing Director—Head of Asset Management of IPT. He also served as Senior Vice President—Asset Management of IIT upon joining Black Creek Group from November 2010 until November 2015. From 2005 through October 2010, Mr. Recknor served as a Vice President for AMB Property Corporation (now ProLogis), a leading global owner, operator and developer of industrial real estate, where he was responsible for leasing, capital expenditures, budgeting and re-forecasting and property management oversight in the greater Los Angeles area. From 2001 through 2004, Mr. Recknor was a District Manager for RREEF (Real Estate Investment Managers) where he managed three offices responsible for the leasing, property management, capital expenditure and budgeting and re-forecasting for a number of separate pension fund accounts. Prior to RREEF, Mr. Recknor was the West Region Real Estate Manager for the Goodyear Tire & Rubber Company where he was responsible for all operating aspects of Goodyear’s West Region real estate portfolio in six states (California, Hawaii, Nevada, Arizona, New Mexico and Texas). Prior to the Goodyear Tire & Rubber Company, Mr. Recknor was a real estate broker with The Seeley Company (now Colliers International) in the Los Angeles area. Mr. Recknor graduated from the University of California (Irvine) and has previously served on the Board of Directors for NAIOP (SoCal) and has been an affiliate member of SIOR (Los Angeles).

Gary M. Reiff has served as our Managing Director, Chief Administrative and Compliance Officer, since October 2017. Mr. Reiff has also served as Chief Administrative, Legal and Compliance Officer of our Advisor since September 2017, having previously served as Executive Vice President and General Counsel of our Advisor from 2007 to April 2017, and as Chief Administrative Officer and Chief Legal Officer from April 2017 to September 2017. Mr. Reiff also has served, since March 2017, as the Managing Director, Chief Administrative and Legal Officer of Black Creek Group LLC, a Denver-based real estate investment firm which he joined in February 2007, having previously served as Chief Operating Officer and Chief Legal Officer of Black Creek Group, LLC and Dividend Capital Group LLC from March 2008 to March 2017. In addition, Mr. Reiff has held various positions with affiliates of Black Creek Group LLC, acting as Managing Director, General Counsel, Chief Legal Officer, Chief Administrative Officer, Executive Vice President and Chief Operating Officer of various of those affiliates, including since April 2017 as Chief Administrative Officer and Chief Legal Officer of the following (having previously served as Executive Vice President and General Counsel of the following): Industrial Income Advisors LLC (the advisor to Industrial Income Trust Inc.), Industrial Property Advisors LLC (the advisor to Industrial Property Trust Inc.) and BCI IV Advisors LLC (the advisor to Black Creek Industrial REIT IV). From 1985 until 1986, and from 1989 until 2007, Mr. Reiff was an attorney with Brownstein Hyatt Farber Schreck, P.C., being a shareholder from 1991 until 2007. Mr. Reiff also served as a member of that firm’s Executive Committee and co-chair of the firm’s Corporate and Securities Department. During Mr. Reiff’s more than 20 years of private legal practice, he has represented a wide variety of businesses and corporations, both public and private, in their acquisitions, dispositions, ventures, financings and general corporate counseling. Mr. Reiff currently serves on the Colorado Independent Ethics Commission and the Denver Water Board, having most recently served as the Chair of the Colorado Transportation Commission and on the High Enterprise Transportation Enterprise. Mr. Reiff has been an Adjunct Professor at the University of Colorado Law School. Mr. Reiff received his B.A., with distinction, and his M.A. from Stanford University, and his law degree, magna cum laude, from Harvard Law School.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

We pay each of our independent directors $8,750 per quarter plus $2,000 for each regular Board of Directors meeting attended in person, $1,000 for each regular Board of Directors meeting attended by telephone, and $2,000 for each committee meeting and each special Board of Directors meeting attended in person or by telephone. We also pay the chairman of the Audit Committee an annual retainer of $7,500 ($1875 per quarter). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending Board meetings. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our independent directors, based upon recommendations from our Advisor. Certain of our executive officers may, in their capacities as officers and/or employees our Advisor, participate in recommending compensation for our directors.

RSU Awards

In addition, at each annual meeting of stockholders the independent directors will automatically, upon election, receive an award (“Annual Award”), pursuant to either the Equity Incentive Plan or the Secondary Plan (as defined below under “Equity Incentive Plans”), of $10,000 in restricted stock units (“RSUs”) with respect to Class I shares of our common stock, with the number of RSUs based on the NAV per Class I share as of the end of the day of the annual meeting. Independent directors appointed after an annual meeting will, upon appointment, receive a pro rata Annual Award, with the number of RSUs based on the Class I NAV as of the end of the day of appointment and reflecting the number of days remaining until the one-year anniversary of the prior annual meeting of stockholders (or, if earlier and if scheduled as of the day of appointment, the date of the next scheduled annual meeting of stockholders).

RSUs will vest if and when the director completes the term for which he or she was elected/appointed. Unvested awards will also vest in the event of death or disability of the director or upon a change of control of our company. Unvested awards will be forfeited if the director’s term in office terminates prematurely for any other reason. The directors may elect to defer settlement of vested awards in shares pursuant to Section 409A of Internal Revenue Code of 1986, as amended (the “Code”).

The following table sets forth information concerning the compensation of our independent directors for the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Charles B. Duke	$97,125	$10,000	$107,125
Daniel J. Sullivan	87,750	10,000	97,750
John P. Woodberry	76,750	10,000	86,750
Total	$261,625	$30,000	$291,625

(1)Includes fees earned or paid in 2017 for services during 2017. Fees earned during the fourth quarter of 2017 were paid in first quarter of 2018.

(2)Based on the NAV of $7.4961 on the grant date, each independent director received 1,334.027 Class I restricted stock units.

Executive Compensation

Compensation Discussion and Analysis

Because our advisory agreement provides that our Advisor assumes principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of our Advisor or its affiliates, they devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the advisory agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Party Transactions” below for a summary of the fees and expenses payable to our Advisor and its affiliates.

Compensation Committee Report

We do not currently have a Compensation Committee, however, our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis above with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:

Charles B. Duke
Daniel J. Sullivan
John P. Woodberry

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

We do not currently have a Compensation Committee, however, we intend that our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2017, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2017, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.

We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our Compensation Committee, if formed.

Equity Incentive Plans

Second Amended and Restated Equity Incentive Plan

On March 12, 2015, our Board of Directors adopted the Second Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was approved by our stockholders on June 23, 2015. The Equity Incentive Plan provides for the granting of cash-based awards and stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units to our employees (if we have any in the future), our independent directors, employees of the Advisor or its affiliates, other advisors and consultants of ours and of the Advisor selected by the plan administrator for participation in the Equity Incentive Plan, and any prospective director, officer, employee, consultant, or advisor of the Company and the Advisor. Any such stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units will provide for exercise prices, where applicable, that are not less than the fair market value of shares of our common stock on the date of the grant.

Our Board of Directors administers the Equity Incentive Plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Equity Incentive Plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a real estate investment trust for tax purposes or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution.

An aggregate maximum of 5.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Equity Incentive Plan. In addition, to any individual in any single calendar year no more than 200,000 shares may be made subject to stock options or stock appreciation rights under the Equity Incentive Plan and no more than 200,000 shares may be made subject to other stock-based awards under the Equity Incentive Plan. Further, no more than $1.0 million may be paid under a cash-based award to any individual in a single calendar year. If any shares subject to an award under the Equity Incentive Plan are forfeited, or cancelled, or surrendered or an award is settled in cash, terminates unearned, or expires, in each case, without a distribution of shares, the shares with respect to such award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for awards under the Equity Incentive Plan. By contrast, if shares are surrendered or withheld as payment of the exercise price of an award or withholding taxes in respect of an award, the shares with respect to such award shall, to the extent of any such surrender or withholding, no longer be available for awards under the Equity Incentive Plan. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan. Fractional shares that result from any adjustment will be disregarded.

Under the Equity Incentive Plan, the plan administrator will determine the treatment of awards in the event of a change in our control. The Equity Incentive Plan will automatically expire on March 12, 2025, unless earlier terminated by our Board of Directors. Our Board of Directors may terminate the Equity Incentive Plan at any time. The expiration or other termination of the Equity Incentive Plan will have no adverse impact on any award that is outstanding at the time the Equity Incentive Plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the Equity Incentive Plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to Equity Incentive Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Equity Incentive Plan. The same is true for any amendment to remove the prohibition on repricing. No amendment will be made that could jeopardize the status of the Company as a REIT under the Code.

Secondary Equity Incentive Plan

On March 12, 2015, the Board of Directors also adopted the Amended and Restated Secondary Equity Incentive Plan (the “Secondary Plan”). The Secondary Plan was approved by our stockholders on June 23, 2015. The Secondary Plan is substantially similar to the Equity Incentive Plan, except that under the Secondary Plan, an eligible participant is any person, trust, association or entity to which the plan administrator desires to grant an award. An aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards under the Secondary Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Secondary Plan.

The following table gives information regarding our equity incentive plans as of March 15, 2018.

	Equity Compensation Plans Information
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by security holders	4,002	(2)	$—	1,803,254
Equity compensation plans not approved by security holders	—		—	1,976,157
Total / Weighted Average	4,002		$—	3,779,411

(1)We have two equity incentive plans. Under each plan, an aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards, although the Board of Directors, as of March 15, 2018, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under each plan. In June 2015, security holders approved the Equity Incentive Plan and the Secondary Plan.

(2)Amount represents the number of RSUs with respect to Class I shares of our common stock that were granted to our independent directors and had not yet vested as of March 15, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 15, 2018, the amount of each class of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of such class, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Common Stock of Applicable Class
Dividend Capital Total Advisors LLC(2)	20,000	Class E shares	*
	98,625	Class I shares	*
John A. Blumberg (Director)(2)	309,861	Class I shares	*
Charles B. Duke (Independent Director)	5,057	Class I shares	*
Richard D. Kincaid (Chairman and Director)	76,207	Class I shares	*
Daniel J. Sullivan (Independent Director)	5,575	Class I shares	*
John P. Woodberry (Independent Director)	10,057	Class I shares	*
Dwight L. Merriman III (Managing Director, Chief Executive Officer)	80,901	Class I shares	*
Raj Dhanda (Managing Director, President)	—	Class I shares	*
M. Kirk Scott (Managing Director, Chief Financial Officer and Treasurer)	51,711	Class I shares	*
Lainie P. Minnick (Managing Director, Chief Financial Officer and Treasurer – Elect)	2,952	Class I shares	*
Joshua J. Widoff (Managing Director, General Counsel and Secretary)	21,630	Class I shares	*
Gregory M. Moran (Managing Director, Chief Investment Officer)	3,707	Class I shares	*
Scott W. Recknor (Managing Director, Head of Asset Management – Office and Industrial)	—	Class I shares	*
Gary M. Reiff (Managing Director, Chief Administrative and Compliance Officer	25,305	Class I shares	*
Beneficial ownership of Common Stock by all directors and executive officers as a group (13 persons)(2)	20,000	Class E shares	*
	691,588	Class I shares	2.0%

*Less than 1%.

(1) Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)The Advisor and the parent of the Advisor are presently each directly or indirectly controlled by one or more of the following and/or their affiliates: John A. Blumberg, James R. Mulvihill, and Evan H. Zucker.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, our officers, and certain beneficial owners, or, collectively, reporting persons, to file reports of holdings and transactions in our shares of common stock with the Commission. To our knowledge, based solely on review of copies of such reports, during the year ended December 31, 2017, all of such reporting persons complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Advisory Agreement

We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, Black Creek Diversified Property Operating Partnership LP (the “Operating Partnership”), and our Advisor are party to a Twelfth Amended and Restated Advisory Agreement, dated as of September 1, 2017, effective through June 30, 2018, which we refer to herein as the “Advisory Agreement”. The Advisory Agreement expires on June 30 of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Our officers and our interested directors are all employees or principals of our Advisor. Our Advisor is presently directly or indirectly majority owned, controlled, and/or managed by John A. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.

Under the terms of the Advisory Agreement, our Advisor performs the following services, subject to the oversight, review, and approval of the Board of Directors:

•Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;

•Assist our Board of Directors in developing, overseeing, implementing, and coordinating our monthly net asset value (“NAV”) procedures;

•Provide information about our properties and other assets and liabilities to the independent valuation firm and other parties involved in determining our monthly NAV;

•Research, identify, review, and recommend to our Board of Directors for approval real property and real estate-related acquisitions and dispositions consistent with our investment policies and objectives;

•Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties and real estate-related investments will be made;

•Actively oversee and manage our real property and real estate-related investment portfolios for purposes of meeting our investment objectives;

•Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;

•Select joint venture partners and product specialists, structure corresponding agreements, and oversee and monitor these relationships; and

•Arrange for financing and refinancing of our assets.

The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:

•Immediately by us for “cause” (as defined in the Advisory Agreement) or upon the bankruptcy of our Advisor;

•Without cause or penalty by a majority of our independent directors upon 60 days’ written notice; or

•With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.

In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

The Dealer Manager Agreement

Black Creek Capital Markets, LLC (the “Dealer Manager”) provides dealer manager services in connection with our public offerings pursuant to the terms of the third amended and restated dealer manager agreement, effective September 1, 2017 (the “Dealer Manager Agreement”) by and among us, the Advisor and the Dealer Manager. The Dealer Manager is presently directly or indirectly majority owned, controlled and/or managed by Messrs. Blumberg, Mulvihill and/or Zucker and/or their affiliates.

Advisory Agreement and Dealer Manager Agreement Fees and Expenses

The following is a description of the fees and expense reimbursements payable to the Advisor and the Dealer Manager.

Selling Commissions, Dealer Manager Fees and Distribution Fees. The Dealer Manager is entitled to receive upfront selling commissions with respect to Class T and Class S shares sold in the primary portion of our ongoing public offering and dealer manager fees with respect to Class T shares sold in the primary portion of our ongoing public offering. The upfront selling commissions and dealer manager fees are calculated as a percentage of the transaction price (generally equal to the most recent monthly NAV per share) at the time of purchase of such shares. All or a portion of the upfront selling commissions and dealer manager fees will be retained by, or reallowed to, participating broker dealers. In addition, the Dealer Manager is entitled to receive ongoing distribution fees based on the NAV of all outstanding Class T, Class S and Class D shares, including shares issued under our distribution reinvestment plan. The distribution fees will be payable monthly in arrears and will be paid on a continuous basis from year to year. The Dealer Manager will reallow all or a portion of the distribution fees to participating broker dealers and broker dealers servicing accounts of investors who own Class T, Class S, and/or Class D shares. The following table details the selling commissions, dealer manager fees and distribution fees applicable for each share class.

	Class T	Class S	Class D	Class I
Selling commissions (as % of transaction price)	up to 3.00%	up to 3.50%	—%	—%
Dealer manager fees (as % of transaction price)	0.50%	—%	—%	—%
Distribution fees (as % of NAV per annum)	0.85%	0.85%	0.25%	—%

We will cease paying the distribution fees with respect to individual Class T, Class S and Class D shares when they are no longer outstanding, including as a result of a conversion to Class I shares. Each Class T, Class S or Class D share held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the applicable conversion rate on the earliest of: (i) a listing of any shares of our common stock on a national securities exchange; (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets; and (iii) the end of the month in which the Dealer Manager, in conjunction with our transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through the distribution reinvestment plan or received as stock dividends) equals or exceeds 8.75% (or a lower limit set forth in any applicable agreement between the Dealer Manager and a participating broker dealer, provided that the Dealer Manager advises our transfer agent of the lower limit in writing) of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering.

Additional Underwriting Compensation and Primary Dealer Fee. We pay directly, or reimburse the Advisor and the Dealer Manager if they pay on our behalf, certain additional items of underwriting compensation, including legal fees of the Dealer Manager, costs reimbursement for registered representatives of participating broker-dealers to attend educational conferences sponsored by us or the Dealer Manager, attendance fees for registered persons associated with the Dealer Manager to attend seminars conducted by participating broker-dealers, and promotional items. In addition to this additional underwriting compensation, the Advisor may also pay the Dealer Manager additional amounts to fund certain of the Dealer Manager’s costs and expenses related to the distribution of our public offering, which will not be reimbursed by us. Also, the Dealer Manager may pay supplemental fees or commissions to participating broker-dealers and servicing broker-dealers with respect to Class I shares sold in the primary offering, which will not be reimbursed by us. Through June 30, 2017, we paid to the Dealer Manager primary dealer fees in the amount of 5.0% of the gross proceeds raised from certain sales of Class I shares in the primary offering. We currently do not intend to pay additional primary dealer fees in our public offerings.

Organization and Offering Expense Reimbursement. We pay directly or reimburse the Advisor and the Dealer Manager if they pay on our behalf, any issuer organization and offering expenses (meaning organization and offering expenses other than underwriting compensation) as and when incurred. After the termination of the primary offering and again after termination of the offering under our distribution reinvestment plan, the Advisor has agreed to reimburse us to the extent that total cumulative organization and offering expenses (including underwriting compensation) that we incur exceed 15% of our gross proceeds from the applicable offering.

Advisory Fee and Operating Expense Reimbursement. The advisory fee consists of a fixed component and a performance component. The fixed component of the advisory fee includes a fee that will be paid monthly to the Advisor for asset management services provided to on our behalf. The following table details the fixed component of the advisory fee:

Fixed Component
% of applicable monthly NAV per Fund Interest (as defined below) x the weighted-average number of Fund Interests for such month (per annum)	1.10%
% of consideration received by us or our affiliates for selling interests in DST Properties to third-party investors, net of up-front fees and expense reimbursements payable out of gross sale proceeds from the sale of such interests(1)	1.10%

(1) We, through the Operating Partnership, have a program to raise capital in private placements exempt from registration under the Securities Act of 1933, as amended, through the sale of beneficial interests in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by the Operating Partnership (the “DST Program”). Under the DST Program, each private placement will offer interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”).

The performance component of the advisory fee is a performance based amount that will be paid to the Advisor. This amount is calculated on the basis of the overall investment return provided to holders of “Fund Interests” (i.e., our outstanding shares and partnership interests in the Operating Partnership (“OP Units”) held by third-party investors) in any calendar year such that the Advisor will receive the lesser of (1) 12.5% of (a) the annual total return amount less (b) any loss carryforward, and (2) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to 5% of the NAV per Fund Interest at the beginning of such year (the “Hurdle Amount”). The foregoing calculations are calculated on a per Fund Interest basis and multiplied by the weighted-average Fund Interests outstanding during the year. In no event will the performance component of the advisory fee be less than zero. Accordingly, if the annual total return amount exceeds the Hurdle Amount plus the amount of any loss carryforward, then the Advisor will earn a performance component equal to 100% of such excess, but limited to 12.5% of the annual total return amount that is in excess of the loss carryforward. The “annual total return amount” referred to above means all distributions paid or accrued per Fund Interest plus any change in NAV per Fund Interest since the end of the prior calendar year, adjusted to exclude the negative impact on annual total return resulting from our payment or obligation to pay, or distribute, as applicable, the performance component of the advisory fee as well as ongoing distribution fees (i.e., our ongoing class-specific fees).The “loss carryforward” referred to above will track any negative annual total return amounts from prior years and offset the positive annual total return amount for purposes of the calculation of the performance component of the advisory fee. The loss carryforward is zero as of December 31, 2017. Additionally, the Advisor will provide us with a waiver of a portion of its fees generally equal to the amount of the performance component that would have been payable with respect to the Class E shares and the Series 1 Class E OP Units held by third parties until the NAV of such shares or units exceeds $10.00 a share or unit, the benefit of which will be shared among all holders of Fund Interests. As of December 31, 2017, all of the Class E OP Units issued and outstanding to third-party investors are Series 1 Class E OP Units.

Subject to certain limitations, we reimburse the Advisor or its affiliates for all of the costs they incur in connection with the services they provide to us under the Advisory Agreement, including, without limitation, our allocable share of the Advisor’s overhead, which includes but is not limited to the Advisor’s rent paid to both third parties and affiliates of the Advisor, utilities and personnel costs; provided, that we will not reimburse the Advisor or its affiliates for services for which the Advisor or its affiliates are entitled to compensation in the form of a separate fee, and commencing as of September 1, 2017, we will not reimburse the Advisor for compensation it pays to our named executive officers.

Fees from Other Services. We retain certain of the Advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include property management services, leasing services, corporate services, statutory services, transaction support services, construction and development management, and loan management and servicing, and within one or more such categories, providing services in respect of asset and/or investment administration, accounting, technology, tax preparation, finance, treasury, operational coordination, risk management, insurance placement, human resources, legal and compliance, valuation and reporting-related services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, property, title and/or other types of insurance, management consulting and other similar operational matters. Any fees paid to the Advisor’s affiliates for any such services will not reduce the advisory fees. Per the terms of the agreement, any such arrangements will be at market rates or a reimbursement of costs incurred by the affiliate in providing the services.

Private Placements of Delaware Statutory Trust Interests

We have a program to raise capital through private placement offerings by selling beneficial interests in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by the Operating Partnership (the “DST Program”). These private placement offerings are exempt from registration requirements pursuant to Section 4(a)(2) of the Securities Act. Under the DST Program, each private placement offers interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates. We anticipate that these interests may serve as replacement properties for investors seeking to complete like-kind exchange transactions under Section 1031 of the Code. Additionally, the underlying interests of properties sold to investors pursuant to such private placements will be leased-back by an indirect wholly owned subsidiary of the Operating Partnership on a long term basis of up to 29 years. The lease agreements are expected to be fully guaranteed by the Operating Partnership. Additionally, the Operating Partnership will retain a fair market value purchase option giving it the right, but not the obligation, to acquire the interests from the investors at a later time in exchange for partnership units in the Operating Partnership (“OP Units”). As of December 31, 2017, we had sold approximately $12.1 million in interests related to the current DST Program, which we include in other liabilities on the consolidated balance sheets.

DST Program Dealer Manager Fees. In connection with the DST Program, Black Creek Exchange LLC (“BCX”), a wholly owned subsidiary of our taxable REIT subsidiary that is wholly owned by the Operating Partnership, entered into a dealer manager agreement with the Dealer Manager, pursuant to which the Dealer Manager agreed to conduct the private placements for interests reflecting an indirect ownership of up to $500.0 million of interests. BCX will pay certain up-front fees and reimburse certain related expenses to the Dealer Manager with respect to capital raised through any such private placements. BCX is obligated to pay the Dealer Manager a dealer manager fee of up to 1.5% of gross equity proceeds raised and a commission of up to 5.0% of gross equity proceeds raised through the private placements. The Dealer Manager may re-allow such commissions and a portion of such dealer manager fee to participating broker dealers.

In addition, we, or our subsidiaries, are obligated to pay directly or reimburse the Advisor and the Dealer Manager if they pay on our behalf, any issuer organization and offering expenses (other than selling commissions and the dealer manager fee) as and when incurred. These expenses may include reimbursements for the bona fide due diligence expenses of participating broker-dealers, supported by detailed and itemized invoices, and similar diligence expenses of investment advisers, legal fees of the Dealer Manager, reimbursements for customary travel, lodging, meals and reasonable entertainment expenses of registered persons associated with the Dealer Manager, the cost of educational conferences held by us, including costs reimbursement for registered persons associated with the Dealer Manager and registered representatives of participating broker-dealers to attend educational conferences sponsored by us or the Dealer Manager, attendance fees and costs reimbursement for registered persons associated with the Dealer Manager to attend seminars conducted by participating broker-dealers, and promotional items.

We intend to recoup the costs of the selling commissions and dealer manager fees described above through a purchase price “mark-up” of the initial estimated fair value of the DST Properties to be sold to investors, thereby placing the economic burden of these up-front fees on the investors purchasing such interests. In addition, to offset some or all of our organization and offering expenses associated with the private placements, we may add a purchase price mark-up of the estimated fair value of the DST Properties to be sold to investors in the amount of 1.5% of the gross equity proceeds. Collectively, these purchase price mark-ups total up to 9.25% of the gross equity proceeds raised in the private placements. Additionally, we will be paid, by investors purchasing interests, a non-accountable reimbursement equal to 1.0% of gross equity proceeds for real estate transaction costs that we expect to incur in selling or buying these interests. Also, investors purchasing interests will be required to pay their own respective closing costs upon the initial sale of the interests.

DST Manager Fees. BC Exchange Manager LLC (the “DST Manager”), a wholly owned subsidiary of the Operating Partnership, is engaged to act as the manager of each Delaware statutory trust holding a DST Property, but will assign all of its rights and obligations as manager (including fees and reimbursements received) to an affiliate of the Advisor or a subsidiary thereof. While the intention is to sell 100% of the interests to third parties, BCX may hold an interest for a period of time and therefore could be subject to the following description of fees and reimbursements paid to the DST Manager. The DST Manager will have primary responsibility for performing administrative actions in connection with the trust and any DST Property and has the sole power to determine when it is appropriate for a trust to sell a DST Property. The DST Manager will be entitled to the following payments from the trust: (i) a management fee equal to a stated percentage of the gross rents payable to the trust, with such amount to be set on a deal-by-deal basis, (ii) a disposition fee of 1.0% of the gross sales price of any DST Property sold to a third party, and (iii) reimbursement of certain expenses associated with the establishment, maintenance and operation of the trust and DST Properties.

Additionally, the DST Manager or its affiliate may earn a 1.0% loan fee for any financing arrangement sourced, negotiated and executed in connection with the DST Program. Furthermore, to the extent that the Operating Partnership exercises its fair market value purchase option to acquire the interests from the investors at a later time in exchange for OP Units, and such investors subsequently submit such OP Units for redemption pursuant to the terms of our Operating Partnership, a redemption fee of 1.5% of the amount otherwise payable to a limited partner upon redemption will be paid to an affiliate of the Sponsor. The DST Manager may also earn up to a 0.75% loan origination fee for any carry-back debt financing provided to certain investors in connection with the DST Program.

Product Specialist

Pursuant to a product specialist agreement with BCG TRT Advisors LLC (“BCG TRT Advisors”), BCG TRT Advisors provides advisory services related to our investments in real estate securities. Pursuant to this agreement, a portion of the fixed component of the advisory fee that the Advisor receives from us (as described above) related to investments in real estate securities is reallowed to BCG TRT Advisors in exchange for the services provided.

Summary of Fees and Expenses

The following table summarizes the fees and expenses incurred by us for services provided by the Advisor and its affiliates, and by the Dealer Manager related to the services described above, and any related amounts payable:

	For the Year Ended December 31,			Payable as of December 31,
(in thousands)	2017	2016	2015	2017	2016
Upfront selling commissions	$34	$100	$114	$—	$—
Dealer manager fees(1)(2)	306	381	258	—	38
Ongoing distribution fees(2)	108	70	50	15	6
Primary dealer fee	—	3,465	2,540	—	—
Advisory fees(3)	13,191	14,857	17,083	954	1,236
Advisory fees related to the disposition of real properties(4)	1,763	2,140	4,962	—	—
Other expense reimbursements—Advisor(5)(6)	8,393	8,368	9,008	1,988	2,187
Other expense reimbursements—Dealer Manager	401	377	441	—	—
Development management fee(7)	—	31	88	—	—
DST Program advisory & management fees	94	—	—	—	—
DST Program selling commissions	466	117	—	—	—
DST Program dealer manager fees	143	38	—	—	—
DST Program other reimbursements—Dealer Manager	137	19	—	—	—
Total	$25,036	$29,963	$34,544	$2,957	$3,467

(1)Includes upfront dealer manager fees, as well as ongoing dealer manager fees that were paid under the Dealer Manager Agreement in effect prior to September 1, 2017.

(2)The distribution fees accrue daily and are payable monthly in arrears. Additionally, we accrue for future estimated amounts payable related to ongoing distribution fees. The future estimated amounts payable was approximately $1.9 million and $3.9 million as of December 31, 2017 and 2016, respectively. Prior to September 1, 2017, the future estimated amounts payable included ongoing dealer manager fees.

(3)Amounts for the years December 31, 2017, 2016 and 2015 include approximately $0.7 million, $1.1 million and $1.1 million, respectively, that we were not obligated to pay in consideration of the issuance of Company RSUs to the Advisor. See “Advisor RSU Agreements” below for more detail.

(4)Amounts for the years December 31, 2017, 2016 and 2015 include approximately $1.7 million, $1.9 million and $4.8 million, respectively, in gain on sale of real property. For the year ended December 31, 2017, we paid the Advisor approximately $1.4 million in consideration for disposition services rendered prior to September 1, 2017 and for which the Advisor had not otherwise been paid a fee, approximately $1.2 million of which relates to gain on sale of real property and approximately $0.2 million remains deferred until the occurrence of future dispositions. Additionally, amounts include approximately $45,000, $265,000 and $125,000 paid to the Advisor for advisory fees associated with the disposition of impaired real properties during the years ended December 31, 2017, 2016 and 2015, respectively. Pursuant to the Advisory Agreement, effective September 1, 2017, the Advisor no longer receives disposition fees.

(5)Amounts include approximately $6.6 million, $6.8 million and $7.3 million for the years ended December 31, 2017, 2016 and 2015, respectively, related to the reimbursement of a portion of the salary, bonus and benefits for employees of the Advisor, including our named executive officers, for services provided to us for which the Advisor does not otherwise receive a separate fee. Of these amounts, approximately $157,000, $312,000 and $320,000 of reimbursements were related to our former principal executive officer, Jeffrey L. Johnson, for the years ended December 31, 2017, 2016 and 2015, respectively, and approximately $314,000, $424,000, and $555,000 of reimbursements were related to our principal financial officer, M. Kirk Scott, for the same periods respectively. There were no reimbursement amounts related to our current principal executive officer, Dwight L Merriman III, for the periods presented. A portion of compensation received by certain employees of the Advisor and its affiliates may be in the form of a restricted stock grant awarded by us. The balance of such reimbursements is made up primarily of other general overhead and administrative expenses, including, but not limited to, allocated rent paid to both third parties and affiliates of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs, which are included in general and administrative expenses on the consolidated statements of income. As of the Restructuring Date, we no longer reimburse salary, bonus and benefits of our named executive officers. However, we reimbursed the Advisor for bonuses of our named executive offers for services provided to us prior to the Restructuring Date upon the final determination and payment of such bonuses to our named executive officers during the first quarter of 2018.

(6)Includes costs reimbursed to the Advisor related to the DST Program.

(7)Pursuant to the Advisory Agreement, effective September 1, 2017, the Advisor no longer receives a development management fee.

Advisor RSU Agreements

Pursuant to the terms of Restricted Stock Unit Agreements with the Advisor (the “Advisor RSU Agreements”), we have granted restricted stock units (“Company RSUs”) to the Advisor in exchange for certain advisory fee and expense reimbursement offsets. No additional grants are scheduled at this time. Each Company RSU will, upon vesting, be settled in one share of our Class I common stock. The Company RSUs are subject to specified vesting and settlement provisions and, upon settlement in Class I shares of our common stock, require offsets of advisory fees and expenses otherwise payable by us to the Advisor based on a value of the NAV per Class I share on the grant date of the applicable Company RSU. As of December 31, 2017, approximately 0.5 million of the Class I shares that were issued upon settlement of Company RSUs have been used for fee offset over the past four years. These Company RSUs are expected to be reallowed by the Advisor to its senior management.

The purposes of the Advisor RSU Agreements are to promote an alignment of interests among our stockholders, the Advisor and the personnel of the Advisor and its affiliates, and to promote retention of the personnel of the Advisor and its affiliates. The Advisor has entered into agreements to redistribute substantially all of the Class I shares acquired through Company RSUs to senior level employees of the Advisor and its affiliates that provide services to us, although the terms of such redistributions (including the timing, amount and recipients) remain solely in the discretion of the Advisor.

The table below summarizes the unvested Company RSUs as of December 31, 2017:

(in thousands, except per share data)	Grant Date	Vesting Dates	Number of Unvested Shares	Grant Date NAV per Class I Share
Company RSUs	2/25/2015	4/13/2018	66	$7.18
Company RSUs	2/4/2016	4/15/2019	57	7.41
Total / weighted average			123	$7.29

On each vesting date, an offset amount will be calculated and deducted on a pro rata basis over the next 12 months from the cash payments otherwise due and payable to the Advisor under our then-current Advisory Agreement for any fees or expense reimbursements. Each offset amount will equal the number of Company RSUs vesting on such date multiplied by the grant-date NAV per Class I share. For each Company RSU, the offset amount will always be calculated based on the grant-date NAV per Class I share, even beyond the initial grant and vesting dates. At the end of each 12-month period following each vesting date, if the offset amount has not been fully realized by offsets from the cash payments otherwise due and payable to the Advisor under the Advisory Agreement, the Advisor will promptly pay any shortfall to us.

The Advisor RSU Agreements will automatically terminate upon termination or non-renewal of the Advisory Agreement, by any party for any reason. In addition, upon a change in control of us, then either the Advisor or we may immediately terminate the Advisor RSU Agreements. Further, the Advisor may immediately terminate the Advisor RSU Agreements if we exercise certain rights under the Advisor RSU Agreements to replace the Company RSUs with another form of compensation. Upon termination of the Advisor RSU Agreements, the Advisor will promptly pay any unused offset amounts to us or, at the Advisor’s election, return Class I shares in equal value based on the Class I NAV as of the date of termination of the Advisor RSU Agreements. In addition, upon termination of the Advisor RSU Agreements, all unvested Company RSUs will be forfeited except that, unless the Advisor RSU Agreements were terminated at the election of the Advisor following a change in control of us or as a result of a premature termination of the Advisory Agreement at our election for cause (as defined in the Advisory Agreement) or upon the bankruptcy of the Advisor, then following such forfeiture of Company RSUs, the Advisor will have the right to acquire from us the number of Class I shares equal to the number of Company RSUs forfeited, in return for a purchase price equal to such number of Class I shares multiplied by the grant-date NAV per Class I share. The Advisor must notify us of its election to exercise the foregoing acquisition right within 30 days following the termination of the Advisor RSU Agreements, and the parties will close the transaction within 60 days following the termination of the Advisor RSU Agreements.

If our board of directors declares and we pay a cash dividend on Class I shares for any period in which the Company RSUs are outstanding (regardless of whether such Company RSUs are then vested), the Advisor will be entitled to dividend equivalents with respect to that cash dividend equal to the cash dividends that would have been payable on the same number of Class I shares as the number of Company RSUs subject to the Advisor RSU Agreements had such Class I shares been outstanding during the same portion of such period as the Company RSUs were outstanding. Any such dividend equivalents may be paid in cash or Class I shares, at the Advisor’s election.

Sales and Redemptions of Our Common Stock with Directors and Officers

The table summarizes sales and redemptions of shares of our common stock between us and our directors and executive officers in excess of $120,000 in each of the past three fiscal years and through March 15, 2018 (all transactions were executed at a per share price equal to our then-current NAV per share):

Date	Name	Transaction Type (Acquisition or Disposition of Shares)	Number of Class I Shares	Then-Current NAV per Class I Share
2/25/15	Jeffrey L. Johnson	Acquisition	153,203	$7.18
2/25/15	Michael Lynch	Acquisition	19,150	$7.18
3/13/15	M. Kirk Scott	Acquisition	17,030	$7.19
2/4/16	Jeffrey L. Johnson	Acquisition	67,497	$7.41
2/4/16	Michael Lynch	Acquisition	18,562	$7.41
3/28/16	M. Kirk Scott	Disposition	26,970	$7.43
8/22/16	Jeffrey L Johnson	Disposition	114,006	$7.43
5/18/17	Michael Lynch	Disposition	26,609	$7.52
12/1/17	John A. Blumberg	Acquisition	273,040	$7.42
12/1/17	Dwight L. Merriman III	Acquisition	80,901	$7.42

Policies and Procedures for Conflict Resolution and Review of Related Party Transactions

We are subject to potential conflicts of interest arising out of our relationship with our Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment and leasing opportunities, the terms and conditions on which various transactions might be entered into by us and our Advisor or its affiliates, and other situations in which our interests may differ from those of our Advisor or its affiliates. Our Conflicts Resolution Committee has approved a conflicts of interest policy and procedures which is described in our Registration Statement on Form S-11 (Reg. No. 333-197767). Our charter also contains certain requirements relating to Board and independent director approval of transactions between us, on the one hand, and our Advisor or any of its affiliates, on the other hand.

Independent Directors

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and to our investment performance and that such compensation is within the limits prescribed by our charter. In addition, our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to our independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors.

Acquisitions Involving Affiliates and Other Related Entities

We will not purchase or lease real properties in which our Sponsor, our Advisor, any of our directors, or any of their affiliates has an interest without a determination by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to our Sponsor, our Advisor, such director or such affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease real properties to our Sponsor, our Advisor, our directors or any of their affiliates unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) determine that the transaction is fair and reasonable to us.

Mortgage Loans Involving Affiliates

Our charter prohibits us from investing in or making mortgage loans in which the transaction is with our Sponsor, our Advisor, our directors, or any of their affiliates unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our Sponsor, our Advisor, our directors, or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates

Our charter prohibits the issuance of options or warrants to purchase our common stock to our Sponsor, our Advisor, our directors, or any of their affiliates (i) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (ii) in excess of an amount equal to 10% of our outstanding common stock on the date of grant.

Repurchase of Shares of Common Stock

Our charter prohibits us from paying a fee to our Sponsor, our Advisor, our directors, or any of their affiliates in connection with our repurchase of our common stock.

Loans and Expense Reimbursements Involving Affiliates

Except with respect to certain mortgage loans as described above or loans to wholly owned subsidiaries, we will not make any loans to our Sponsor, our Advisor, our directors, or any of their affiliates. In addition, we will not borrow from these parties unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) approve the transaction as being fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or our Advisor or its affiliates.

Report of the Audit Committee

In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Black Creek Diversified Property Fund Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.

Roles and Responsibilities. The Audit Committee is comprised of two independent directors and one interested director and operates under a written charter adopted by the Board of Directors. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes, as well as to hire, compensate, and evaluate the independent registered public accounting firm. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLC, the Company’s independent registered public accounting firm for 2018, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.

Required Disclosures and Discussions. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2017 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by AS 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Audit Committee Recommendation. Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements for the year ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for 2017 for filing with the Commission.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman
Richard D. Kincaid
Daniel J. Sullivan

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the year ended December 31, 2017, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.

Total fees billed to us by KPMG LLP for the years ended December 31, 2017 and 2016 were $732,840 and $818,610, respectively, and consisted of the following:

	Fiscal Year 2017	Fiscal Year 2016
Audit Fees:	$732,840	$818,610
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—

Total:	$732,840	$818,610

All fees were determined to be “Audit Fees.” Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters, and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our public offerings.

The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by KPMG LLP in 2017 and 2016 were pre-approved by the Audit Committee of our Board of Directors.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2017. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2018 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

ADVANCE NOTICE FOR STOCKHOLDER PROPOSALS
FOR THE 2019 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2019 annual meeting of stockholders if they are received by us on or before December 19, 2018. However, if we hold our 2019 annual meeting before May 30, 2019 or after July 29, 2019, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2019 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 p.m., Mountain Time, on December 19, 2018 and not earlier than November 19, 2018.

For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting or any postponement or adjournment thereof. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

We file annual, quarterly, and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements, or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Black Creek Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.blackcreekdiversified.com.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies and would prefer to receive a single copy, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Black Creek Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 16, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff
Managing Director
General Counsel and Secretary

Denver, Colorado
April 16, 2018

BLACK CREEK DIVERSIFIED PROPERTY FUND INC. 518 17TH STREET 17TH FLOOR DENVER, CO 80202

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

Please call 1-855-737-3182 to speak to a live agent between 9:00 a.m. and 10:00 p.m. EDT.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Control Number located in box below:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E43665-P07009	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees:

	01) Richard D. Kincaid	04) Daniel J. Sullivan
	02) John A. Blumberg	05) John P. Woodberry
03) Charles B. Duke

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018.						☐	☐	☐

		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

E43666-P07009

BLACK CREEK DIVERSIFIED PROPERTY FUND INC. Annual Meeting of Stockholders June 29, 2018 1:00 PM MDT This proxy is solicited by the Board of Directors

The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Joshua J. Widoff and Lainie P. Minnick, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of BLACK CREEK DIVERSIFIED PROPERTY FUND INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM MDT, on June 29, 2018, at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 29, 2018.

Meeting Information
BLACK CREEK DIVERSIFIED PROPERTY FUND INC.	Meeting Type: For holders as of:	Annual Meeting April 6, 2018
Date: June 29, 2018 Time: 1:00 PM MDT
	Location:	Grand Hyatt Denver 1750 Welton Street Denver, Colorado 80202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E43667-Z72444

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2018 to facilitate timely delivery or you will not otherwise receive a paper or e-mail copy.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E43668-Z72444

Voting Items
The Board of Directors recommends you vote FOR
the following:
1.	Election of Directors

Nominees:

	01)	Richard D. Kincaid	04) Daniel J. Sullivan
	02)	John A. Blumberg	05) John P. Woodberry
	03)	Charles B. Duke

The Board of Directors recommends you vote FOR the following proposal:

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

NOTE: This proxy will be voted in the discretion of the proxies on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

E43669-Z72444

Voting Instructions

E43670-Z72444